UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 25, 2023
CVS HEALTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island        02895
(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code:         (401) 765-1500
Former name or former address, if changed since last report:    N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Section 8 - Other Events

Item 8.01 Other Events.

As previously reported, effective the first quarter of 2023, CVS Health Corporation (the “Company”) realigned the composition of its segments to correspond with changes to its operating model and reflect how its Chief Operating Decision Maker reviews information and manages the business. As a result of this realignment, the Company formed a new Health Services segment, which in addition to providing a full range of pharmacy benefit management solutions, also delivers health care services in the Company’s medical clinics, virtually, and in the home, as well as provider enablement solutions. In addition, the Company created a new Pharmacy & Consumer Wellness segment, which includes its retail and long-term care pharmacy operations and related pharmacy services, as well as its retail front store operations. This segment also provides pharmacy fulfillment services to support the Health Services segment’s specialty and mail order pharmacy offerings. Following the segment realignment described above, the Company’s four reportable segments are as follows: Health Care Benefits, Health Services, Pharmacy & Consumer Wellness and Corporate/Other. The Company began to report under the realigned segments effective with the filing of the Quarterly Report on Form 10-Q for the three months ended March 31, 2023.

The Company is filing this Current Report on Form 8-K (the “Form 8-K”) to revise the following sections: “Item 1. Business,” “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Item 7A. Quantitative and Qualitative Disclosures About Market Risk” and “Item 8. Financial Statements and Supplementary Data” included in its annual report on Form 10-K for the year ended December 31, 2022, which was filed with the Securities and Exchange Commission (“SEC”) on February 8, 2023 (the “2022 Form 10-K”), solely to reflect:
•The previously reported realignment of the Company’s segments to correspond with changes made to its operating model as described in “Note 1 – Significant Accounting Policies” included in “Item 8. Financial Statements and Supplementary Data with Retrospective Adjustments” of Exhibit 99.1 of this Form 8-K, including the discontinuance of the former Maintenance Choice® segment reporting practice as described within the “Segment Analysis” section of “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations with Retrospective Adjustments” of Exhibit 99.1.
•The exclusion of the impact of net realized capital gains or losses from adjusted operating income, as described within the “Segment Analysis” section included in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations with Retrospective Adjustments” of Exhibit 99.1.
•Additional disclosure in the “Medicare Update” included in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations with Retrospective Adjustments” of Exhibit 99.1 related to the impact of the decline in the number of Medicare Advantage members in plans with star ratings of at least 4.0.
•The impact of the adoption of a new accounting standard related to the accounting for long-duration insurance contracts, which the Company adopted on January 1, 2023 using a modified retrospective transition method as of January 1, 2021, as described in “Note 8 – Other Insurance Liabilities and Separate Accounts” included in “Item 8. Financial Statements and Supplementary Data with Retrospective Adjustments” of Exhibit 99.1.

This Form 8-K updates and supersedes the information in the following sections of the 2022 Form 10-K to reflect the application of the items described above:
•“Item 1. Business” of the 2022 Form 10-K, which is updated and superseded by “Item 1. Business with Retrospective Adjustments” of Exhibit 99.1.
•“Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the 2022 Form 10-K, which is updated and superseded by “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations with Retrospective Adjustments” of Exhibit 99.1.
•“Item 7A. Quantitative and Qualitative Disclosures About Market Risk” of the 2022 Form 10-K, which is updated and superseded by “Item 7A. Quantitative and Qualitative Disclosures About Market Risk” of Exhibit 99.1.
•“Item 8. Financial Statements and Supplementary Data” of the 2022 Form 10-K, which is updated and superseded by “Item 8. Financial Statements and Supplementary Data with Retrospective Adjustments” of Exhibit 99.1.

Exhibit 99.1 is hereby incorporated by reference into this Item 8.01.

In the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, the Company’s unaudited condensed consolidated financial statements for the three months ended March 31, 2022 reflected the application of the changes described above. The Company is filing this Form 8-K so that information reported in the Company’s 2022 Form 10-K incorporated by reference in any document that the Company has filed or may file from time to time with the SEC is updated to reflect the items described above.

Except as specifically set forth above, the information in this Form 8-K does not reflect any event or development occurring after February 8, 2023, the date the Company filed the 2022 Form 10-K with the SEC. For a discussion of events and developments subsequent to the filing of the 2022 Form 10-K, please refer to the Company’s SEC filings since that date. The portions of the 2022 Form 10-K that have not been updated or superseded by the information included in Exhibit 99.1 remain effective.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits.

The exhibits to this Current Report on Form 8-K are as follows:

INDEX TO EXHIBITS

23.1	Consent of Ernst & Young LLP.

99.1
Excerpts from the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 reflecting retrospective adjustments to Part I, Item 1. Business; Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk; and Part II, Item 8. Financial Statements and Supplementary Data.

101	The following excerpts from the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 reflecting retrospective adjustments formatted in Inline XBRL: (i) the Consolidated Statements of Operations, (ii) the Consolidated Statements of Comprehensive Income, (iii) the Consolidated Balance Sheets, (iv) the Consolidated Statements of Cash Flows, (v) the Consolidated Statements of Shareholders’ Equity and (vi) the related Notes to Consolidated Financial Statements. The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date:	May 25, 2023	By:	/s/ Shawn M. Guertin
Shawn M. Guertin
Executive Vice President and Chief Financial Officer